                                            * TEST OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SS.SS. 200.80(b)(4),
                                                           200.83 AND 240.24b-2




                                  EXHIBIT 10.43





                                LICENSE AGREEMENT

                                     BETWEEN

                                XENOMETRIX, INC.

                                       AND

                        PHASE-1 MOLECULAR TOXICOLOGY INC.






PHASE-1 XENO License Agreement           1

                                LICENSE AGREEMENT

This Agreement is made this 27th day of July 1998 (the "Effective Date"), by and between Xenometrix, Inc. ("XENO"), a Delaware corporation with principal offices at 2425 55th Street, Boulder, CO 80301-5700 and Phase-1 Molecular Toxicology Inc. ("PHASE-1"), a Delaware corporation with principal offices at 1217 Parkway Drive, Santa Fe, New Mexico 87505-7234 to license certain technology.

                                    RECITALS

WHEREAS, XENO is the owner or exclusive licensee of the XENO Patents relating to certain assays, technology and intellectual property further described herein, and desires to non-exclusively license the same to PHASE-1; and

WHEREAS, PHASE-1 seeks to obtain certain non-exclusive license rights under the XENO Patents, according to the terms contained herein (the "Agreement");

Now, therefore, in consideration of the foregoing and the covenants and promises contained herein the parties agree as follows:

1.   DEFINITIONS

     1.1. "Affiliate" means any corporation or other business entity controlled by, or in common control of an entity. Control, as used in the context of a business entity, means the ownership directly or indirectly of fifty percent (50%) of the voting securities of the person, corporation, or other entity or a fifty percent (50%) or greater interest in the income of such corporation or other entity or the ability otherwise of the entity to secure that the affairs of such person, corporation or other entity are managed in accordance with the such entity's wishes.

     1.2. "Confidential Information" means any and all product, process, technical, marketing, financial, business, or other information, ideas or know-how identified as confidential information of a party to this agreement ("Confidential Information"), subject to the exceptions set forth in Section 5.1. For purposes of this Section 1.2, Materials owned or otherwise controlled by a party to this Agreement shall be deemed to be Confidential Information of such party.

     1.3. "Control" or "Controlled" means, in the context of intellectual property, possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.


PHASE-1 XENO License Agreement           2

     1.4. "Field" means [ * ].

     1.5. "Harvard License Agreement" means the license agreement between the President and Fellows of Harvard College and Venmark Ltd., now XENO, executed on January 17, 1992 attached hereto as Exhibit B.

     1.6. "Licensed Product(s)" means products or components thereof claimed in XENO Patents or products or components thereof made in accordance with or by means of Licensed Processes.

     1.7. "Licensed Process(es)" means the processes claimed in XENO Patents.

     1.8. "Licensed Service(s)" means services performed on a commercial basis for third parties or components thereof utilizing Licensed Product(s) or Licensed Process(es) as defined herein.

     1.9."Materials" means any biological or chemical entity for screening or assays, including reagents, cells, promoters, enhancers, vectors, plasmids, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors, and chemicals.

     1.10."Net Sales" means the amounts received for sales or use of Licensed
          Products or Licensed Processes less: customary trade, quantity or cash discounts actually allowed and taken; amounts repaid or credited by reason of rejection or return; and/or to the extent separately stated on purchase orders, invoices or other documents of sale, taxes levied on and/or other governmental charges made as to production, sale, transportation, delivery or use and paid by or on behalf of PHASE-1.

          If Licensed Product(s) or Licensed Process(es) are sold separately as a stand-alone product(s) or service(s), and in addition, in combination with another product(s) or process(es) not claimed in the XENO Patents, "Net Sales" for purposes of determining royalties on the combination product shall be calculated by multiplying sales price of the combination product by the fraction A/A+B where A is the price of the Licensed Product(s) or Licensed Process(es) sold separately and B is the price of the other


* CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES AND EXCHANGE COMMISSION ACT OF 1934, AS AMENDED.


PHASE-1 XENO License Agreement           3
          product(s) or process(es) in the combination product sold separately. If the other product(s) or process(es) in combination is (are) not sole separately, "Net Sales" for purposes of determining royalties shall be calculated by multiplying sales price of the combination product by the fraction A/C where A is the price of the Licensed Product(s) or Licensed Process(es) sole separately and C is the price of the combination product.


     1.11."XENO Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of an early filing date to any of the patent applications listed in Exhibit A, and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts or equivalents thereof.

     1.12."Third Party" means any entity other than (i) PHASE-1 and any of its Affiliates, and (ii) XENO and any of its Affiliates.

2.   LICENSES

     2.1. Grant of Licenses Under the XENO Patents from XENO to PHASE-1.

         2.1.1.Non-Exclusive License to XENO Patents. XENO hereby grants to
               PHASE-1 and its Affiliates a non-exclusive, worldwide license, without the right to sub-license, in the Field under XENO's ownership interest in the XENO Patents to make, use, have made, sell, have sold, offer for sale, import, export or otherwise exploit any process, composition of matter or other invention claimed in the XENO Patents.

         2.1.2.Non-Exclusive Sub-license to XENO Patents under the Harvard
               License Agreement. XENO hereby grants to PHASE-1 and its Affiliates a non-exclusive, worldwide sub-license, without the right to sub-license, in the Field under XENO's right to sub-license the XENO Patents in the Harvard License Agreement to make, use, have made, sell, have sold, offer for sale, import, export or otherwise exploit any process, composition of matter or other invention claimed in the XENO Patents. PHASE-1 acknowledges the Harvard License Agreement and XENO's and PHASE-1's duties and obligations thereunder.

PHASE-1 XENO License Agreement           4

3.   COMPENSATION

     3.1. Compensation for the XENO Patents License.

         3.1.1.XENO Patent Licenses and Rights. As consideration for the licenses and rights granted to PHASE-1 herein, PHASE-1 will pay to XENO:

                           a)  [ * ] upon signing of this Agreement, and [ * ].

                           b) A royalty of [ * ] percent of Net sales of Licensed Products and Licensed Services in the Field. Such amounts shall be paid to XENO within 30 (thirty) days after the end of each calendar quarter and shall be creditable against the minimum annual royalty pursuant to 3.1.1.c, below.

                           c) A minimum annual royalty (the "Minimum Annual Royalty") of [ * ] per year during the term of this Agreement. The first such payment shall be for the twelve month period (the "License Year") commencing on the Effective Date of this Agreement, and shall be paid to XENO within thirty days after the end of the License Year. In each year thereafter, Minimum Annual Royalties shall be calculated for the corresponding License Year and shall be payable within thirty days of the end of such License Year. All quarterly royalty payments paid to XENO for a given License Year pursuant to 3.1.1.b, shall be creditable against the Minimum Annual Royalty for that License Year.

                           d) Compensation for the XENO Patents License will be due by PHASE-1 to XENO until the termination of this Agreement and at the most until the last expiration date of all XENO Patents.

         3.1.2.Royalty Reports, and Payments. Beginning on the Effective Date,
               PHASE-1 shall make non-audited written reports (even if there are no sales) and earned royalty payments to within thirty (30) days after the end of the each calendar quarter. These reports shall state the Net Sales of Licensed Product(s) and Licensed Service(s) during such completed calendar quarter, and resulting calculations of royalty payment due XENO for such completed calendar quarter. Concurrent with the making of each such report, PHASE-1 shall include payment due XENO of royalties for the calendar quarter covered by such report. The royalty will be solely due for


* CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES AND EXCHANGE COMMISSION ACT OF 1934, AS AMENDED.

PHASE-1 XENO License Agreement           5
                  the countries where there is an issued XENO Patent and where a valid claim is in effect.

         3.1.3. Accounting. PHASE-1 agrees to keep and maintain records for a period of three (3) years showing the sale, use, and Net Sales according to this Agreement. Such records will include general ledger records showing cash receipts and expenses, and records that include sufficient detail to enable the royalties payable hereunder by PHASE-1 to be determined. PHASE-1 further agrees to permit its relevant books and records to be examined by XENO confidentially pursuant to the provisions herein, from time to time during the period of 3 years after the date of the royalties report covering such records to the extent necessary to verify the accuracy of such reports provided for above. Such examination is to be made by XENO or its designee, at the expense of XENO except in the event that the results of a definitive audit reveal an underreporting of royalties due XENO of five percent (5%) or more in any calendar year, then the audit costs shall be paid by PHASE-1.

         3.1.4. "Most Favored Nations" Provision. PHASE-1 fees, royalties, and payment plan represent the best available to all licensees to date. If more favorable terms are agreed upon for other substantially similar licenses and licensees, such terms will be made available to PHASE-1.


4.    REPRESENTATIONS AND WARRANTIES

     4.1. Representations and Warranties of PHASE-1 and XENO.

         Each party hereby represents and warrants:

                  Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state and/or country of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                  Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any

PHASE-1 XENO License Agreement           6
                  agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  Third Party Rights and Interests. In addition, XENO hereby represents and warrants that it has not granted and, during the term of this Agreement, will not grant any rights or interest to any party which is inconsistent with the rights and licenses granted to PHASE-1 hereunder.

     4.2 Negation of Warranties

                  Except as expressly set forth in this Agreement, XENO MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCTS OR SERVICES WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLED WARRANTIES.

     4.3 Harvard License Agreement. XENO represents and warrants that the Harvard License Agreement has not at the date hereof expired, been terminated by either XENO or the President and Fellows of Harvard College and that XENO has not at the date hereof received nor given notice of termination for breach of the Harvard License Agreement. XENO represents and warrants to use all reasonable efforts to maintain the Harvard License Agreement, including, but not limited to complying with its obligations to pay the compensation due for the Harvard License Agreement.

     4.4 Infringement. PHASE-1 hereby agrees to notify XENO immediately of any claim it receives for alleged patent infringement through use of XENO Patents.


5.   CONFIDENTIALITY

     5.1. Confidential Information. Except as expressly provided herein, the parties agree that, for the Term and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:


PHASE-1 XENO License Agreement           7
                  was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;
                  was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                  was lawfully disclosed to the receiving party by a person other than a party hereto,

                  or

                  was independently developed by the receiving party.

     5.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     5.3. Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any material or financial terms of this Agreement to another party without the consent of the other party, not to be unreasonably withheld; provided, however, each party reserves the right to make reasonable disclosures (including the redaction of material or financial terms) as required by securities or other applicable laws, or to actual or prospective investors or corporate partners (including licensees and acquirers), or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that ensure the confidentiality thereof, or to the extent required by law.

     5.4. Press Release. Notwithstanding the foregoing, the parties shall agree upon a press release to announce the execution of this Agreement. Thereafter, XENO and PHASE-1 may each disclose to Third Parties the information contained in such press release without the need for further approval by the other.

6.   TERMINATION

     6.1.1.This Agreement shall continue until the last expiration date of all patents licensed under this Agreement.


PHASE-1 XENO License Agreement           8

     6.1.2.Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the non-breaching party shall have first given ninety
           (90) days prior written notice (thirty (30) days in the event of non-payment of any amounts, including scheduled up-front fee payments due under this Agreement) to the breaching party describing such breach and stating the non-breaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure same within thirty (30) days.

     6.1.3.PHASE-1 may terminate this Agreement without cause at any time by providing written notice to XENO of such termination and such termination will be effective ninety (90) days thereafter. Any termination pursuant to Section 6.1.3 shall not relieve PHASE-1 of any obligation or liability accrued hereunder prior to such termination, including PHASE-1's obligation to pay royalties accrued or accruable. The licenses granted under this agreement shall terminate in the event the Agreement is terminated by PHASE-1 or by XENO for an uncured breach by PHASE-1.

7.   MISCELLANEOUS

     7.1. Binding Effect; Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party (not to be unreasonably withheld), and any such attempted assignment shall be void; provided, that PHASE-1 and XENO may assign this Agreement as part of a merger or consolidation in which the surviving entity assumes all of PHASE-1's and XENO's rights and obligations hereunder or a sale of substantially all of the assets of such party to which this Agreement relates. PHASE-1 shall have no rights to transfer or sublicense this Agreement except as part of a merger or consolidation as described above. The parties agree that in the event of the termination of the Harvard License Agreement, the President and Fellows of Harvard College shall have the option of having this Agreement assigned to it or terminating the licenses granted herein.

     7.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other like default, condition, provision or breach of this Agreement.

     7.3. Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.


PHASE-1 XENO License Agreement           9

     7.4. Indemnification. PHASE-1 will defend, indemnify and hold XENO, its officers, directors, employees, Affiliates and agents harmless against any and all liability, loss, damage, claim or expense (including attorney's fees) arising out of a suit by a Third Party from the performance under this Agreement by PHASE-1; except to the extent such claim is caused by the negligence or willful misconduct of XENO or a breach of a representation of XENO. XENO will defend, indemnify and hold PHASE-1, its officers, directors, employees, Affiliates and agents harmless against any and all liability, loss, damage, claim or expense (including attorney's fees) arising out of a suit by a Third Party from the performance under this Agreement by XENO; except to the extent such claim is caused by the negligence or willful misconduct of PHASE-1 or a breach of a representation of PHASE-1.

     7.5. Patent Defense Costs. XENO will use reasonable efforts, at its discretion, to enforce XENO patents at its own expense against any Third Party infringement. PHASE-1 at its option and at its expense may elect to join in any prosecution of a Third Party infringer of the XENO Patents in the Field initiated by XENO. In the event that PHASE-1 is sued by a Third Party for infringement of a Third Party's patent, XENO hereby agrees, if PHASE-1 so requests, to provide PHASE-1 with all reasonable advice or technical support that PHASE-1 may reasonably request at PHASE-1's expense.

     7.6. Patent Marking. PHASE-1 agrees to mark all Licensed Product(s) and Licensed Process(es), if applicable, in accordance with 35 U.S.C. ss.287 and other applicable laws and regulations in thE territory where such Licensed Product(s) is (are) manufactured, used or sold or where such Licensed Process(es) is (are) sold. However, notwithstanding the options provided under 35 U.S.C. ss.287, PHASE-1 will mark each product sold by it which could potentially be used to infringe the claims of the XENO patents as follows: "This product is sold under license from Xenometrix, Inc".

     7.7. Diligence. PHASE-1 agrees to use best efforts to fulfill the obligations of Section 2.2 (e) of the Harvard License Agreement as a sublicensee of XENO under the Harvard License Agreement.

     7.8. Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.


PHASE-1 XENO License Agreement           10

     7.9. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duly signed by an authorized representative of both XENO and PHASE-1. In no event may the terms of this Agreement be changed, deleted, supplemented or waived by any notice, purchase order, receipt, acceptance, bill of lading or other similar form of document. A failure of either party to exercise any right or remedy hereunder, in whole or in part, or on one or more occasions, shall not be deemed either a waiver of such right or remedy to the extent not exercised, or of any other right or remedy, on such occasion or a waiver of any right or remedy on any succeeding occasion.

     7.10. Entire Agreement. This Agreement, and each Exhibit attached hereto, and each supplemental written agreement contemplated hereunder, sets forth the entire understanding and agreement of the parties as to the subject matter thereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied. If any provisions of any such Addendum or supplemental written agreement conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such Addendum or supplemental written agreement expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be limited in force and effect to such Addendum or supplemental written agreement only).

     7.11. Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:


                           For XENO:

                                    President
                                    Xenometrix, Inc.
                                    2425 North 55th Street
                                    Boulder, Colorado 80301-5700

                           For PHASE-1:
                                    President
                                    PHASE-1 Molecular Toxicology Inc.
                                    1217 Parkway Drive
                                    Santa Fe, NM 87505-7234


PHASE-1 XENO License Agreement           11

         Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, overnight mail service or the like, or a week following mailing, if sent by first-class certified or registered mail, postage prepaid.

   7.12 Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, XENO's CEO and PHASE-1's CEO will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within thirty (30) days of a formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within thirty (30) days after such notice is received. Except as otherwise provided specifically herein, any controversy or claim under this Agreement shall be solely settled by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first use their best efforts to resolve such dispute by negotiation. The arbitration shall be conducted in Boulder, Colorado. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty (20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

   7.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard or giving effect to its principles of conflict of laws.

   7.14 Severability and Survival. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law


PHASE-1 XENO License Agreement           12
                from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. Sections 5 and 7 of this Agreement will survive the expiration or any other termination of this Agreement

     7.15 Independent Contractors. The parties hereto are acting as independent contractors and shall not be considered partners, joint venturers or agents of the other. Neither shall have the right to act on behalf of, or to bind the other.

     7.16 Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to an Article incorporate all Articles or subsections thereunder. This Agreement shall not be strictly construed against either party hereto and maybe executed in two or more counterparts, each of which will be deemed an original and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement.


By:   /s/Stephen J. Sullivan                           Date:  7/27/98
      ------------------------                         --------------------
      Stephen J. Sullivan
      CEO and President
      For Xenometrix, Inc.





By:   /s/ Spencer Farr                                 Date:  July 24, 1998
      ------------------------                         --------------------
      Spencer Farr, Ph.D.
      Chairman, President and CEO
      For Phase-1 Molecular Toxicology, Inc.


PHASE-1 XENO License Agreement           13

                                    EXHIBIT A
                                 [TO BE UPDATED]

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                            EUKARYOTIC GENE PROFILING
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PATENT/ APPLICATION #    FILING DATE       COUNTRY      ISSUE DATE                         TITLE
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
      08/008,896           1/21/93           US
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      08/374,641           7/21/95           US          (Allowed     Methods and Diagnostic Kits Utilizing Mammalian
                                                         2/17/98).      Stress Promoters to Determine Toxicity of a
                                                                                          Compound
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        612434             1/21/94        Australia       6/11/98
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       E160178             1/21/94         Austria       11/12/97
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      0 680 517            1/21/94         Belgium       11/12/97
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       2154265             1/21/94         Canada
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      0 680 517            1/21/94         Denmark       11/12/97
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      0 680 517            1/21/94           EPC         11/12/97
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      0 680 517            1/21/94         France        11/12/97
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   694 06 772.5-08         1/21/94         Germany       11/12/97
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      980400301            1/21/94         Greece        11/12/97
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      0 680 517                           Hong Kong
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        E77394             1/21/94         Ireland       11/12/97
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      20035BE/98           1/21/94          Italy        11/12/97
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       6-517147            1/21/94          Japan
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      0 680 517            1/21/94       Luxembourg      11/12/97
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      0 680 517            1/21/94         Monaco        11/12/97
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      0 680 517            1/21/94       Netherlands     11/12/97
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      US94/00583           1/21/94           PCT
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      0 680 517            1/21/94        Portugal        1/19/98
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      9601405-5            2/13/96        Singapore
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      0 680 517            1/21/94          Spain        11/12/97
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      0 680 517            1/21/94         Sweden        11/12/97
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      0 680 517            1/21/94       Switzerland     11/12/97
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      0 680 517            1/21/94           UK          11/12/97
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

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